EXHIBIT 10.1

                            CONSULTING SERVICES PLAN

THIS CONSULTING SERVICES PLAN (the "Plan") is made as of the 25th day of July
2001 between Winmax Trading Group, Inc. a Florida Corporation (the "Company"),
for the Consultants below (the "Consultants").

R E C I T A L S:

The Company is under agreement to grant ("Consulting Agreements"), and the
Consultants are to receive, as compensation for services provided to the
Company, shares of the common stock of the Company (the "Common Stock"), pursuant to the provisions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.   Grant of Shares. The Company hereby grants to the Consultants the following shares of Common Stock (the "Shares") in the Company.

         Name                          # of Shares               Service Type
         Brenda Hamilton                 200,000                 Legal services
         John H.G. Casuga                100,000                 Legal services
         Beadros Asare                    30,000                 Edgarizing

2.   Services.  Consultants have been engaged by the Company as in their respective Consulting Agreements.

3.   Compensation.  Consultants' compensation is the Shares identified herein.
     The parties agree the Shares are valued at $.___ each.  Consultants are responsible for all income taxes.

4.   Registration or Exemption.  Notwithstanding anything to the contrary contained herein, the Shares will be registered on Form S-8 Registration
     Statement dated July 26, 2001.

5.   Delivery of Shares.  The Company shall deliver to the Consultants respectively, certificate representing 200,000 shares to Brenda Hamilton,
     100,000 shares to John H.G. Casuga and 30,000 shares to Beadros Asare.

6.   Waiver.  No waiver is enforceable unless in writing and signed by such waiving party, and any waiver shall not be construed as a waiver by any other party or of any other or subsequent breach.

7.   Amendments.  This Plan may not be amended unless by the mutual consent of all of the parties hereto in writing.

8.   Governing Law.  This Plan shall be governed by the laws of the State of
     Florida, and the sole venue for any action arising hereunder shall be Palm
     Beach County, Florida.

9.   Assignment and Binding Effect.  Neither this Plan nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto, except as otherwise provided herein. This Plan shall be binding upon and for the benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

10.  Integration and Captions.  This Plan includes the entire understanding of the parties hereto with respect to the subject matter hereof.  The captions herein are for convenience and shall not control the interpretation of this
     Plan.

11.  Legal Representation.  Each party has been represented by independent legal counsel in connection with this Plan, or each has had the opportunity to obtain independent legal counsel and has waived such right, and no tax advice has been provided to any party.

12.  Construction.  Each party acknowledges and agrees having had the opportunity to review, negotiate and approve all of the provisions of this
     Plan.

13.  Cooperation.  The parties agree to execute such reasonable necessary documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth herein above.

14.  Hand-Written Provisions.  Any hand-written provisions hereon, if any, or attached hereto, which have been initialed by all of the parties hereto, shall control all typewritten provisions in conflict therewith.

15.  Fees, Costs and Expenses.  Each of the parties hereto acknowledges and agrees to pay, without reimbursement from the other party(ies), the fees, costs, and expenses incurred by each such party incident to this Plan.

16.  Consents and Authorizations.  By the execution herein below, each party acknowledges and agrees that each such party has the full right, power, legal capacity and authority to enter into this Plan, and the same constitutes a valid and legally binding Plan of each such party in accordance with the terms, conditions and other provisions contained herein.

17.  Gender and Number.  Unless the context otherwise requires, references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

18.  Severability.  In the event anyone or more of the provisions of this Plan shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.

19.  Counterparts. This Plan may be executed in counterparts.

20.  Facsimile. This Plan may be executed by facsimile.

/s/Beadros Asare
Beadros Asare

/s/Brenda Hamilton
Brenda Hamilton

/s/John H. G. Casuga
John H. G. Casuga

Winmax Trading Group, Inc.

/s/ Gerald Sklar
By: Gerald Sklar President